LORD ABBETT SECURITIES TRUST

Lord Abbett International Core Equity Fund

Supplement dated March 15, 2016 to the

Prospectus dated March 1, 2016

This Supplement updates certain information contained in the Fund’s Prospectus. Please review this important information carefully.

Effective March 15, 2016, Didier O. Rosenfeld and Frederick J. Ruvkun will assume joint and primary responsibility for the day-to-day management of the Fund’s portfolio, replacing the prior portfolio managers.  Below is information about Messrs. Rosenfeld and Ruvkun and the approach they will employ in managing the Fund, which is similar to the approach employed by the Fund’s former portfolio managers.

Portfolio Manager/Title	Member of the Investment Management Team Since
Didier O. Rosenfeld, Director	2016
Frederick J. Ruvkun, Partner and Portfolio Manager	2016

Didier O. Rosenfeld, Director, heads the Fund’s team. Assisting Mr. Rosenfeld is Frederick J. Ruvkun, Partner and Portfolio Manager. Messrs. Rosenfeld and Ruvkun are jointly and primarily responsible for the day-to-day management of the Fund. Mr. Rosenfeld joined Lord Abbett in 2015 and has been a member of the team since 2016. Mr. Rosenfeld was formerly a Portfolio Manager and Senior Analyst at Cornerstone Capital Management from 2014 to 2015 and a Managing Director at State Street Global Advisors from 2000 to 2013. Mr. Ruvkun joined Lord Abbett in 2006 and has been a member of the team since 2016.

The Fund’s investment strategy emphasizes investment in equity securities of large non-U.S. companies that the portfolio managers believe are undervalued and have favorable growth prospects.  The portfolio management team’s investment approach will continue to incorporate fundamental analysis as part of the stock selection process. The portfolio management team also will use quantitative analysis, such as valuation and risk models and other quantitative analytical tools, for initial screening and for portfolio construction. There is no guarantee that the Fund’s use of these methods and tools will be successful. Factors that affect a security’s value can change over time and these changes may not be reflected in the information the portfolio managers will use. Investments selected using this strategy may perform differently than expected as a result of the factors used in the tools and technical issues in the construction and implementation of the analytical models.

Please retain this document for your future reference.

LORD ABBETT SECURITIES TRUST

Lord Abbett International Core Equity Fund

Supplement dated March 15, 2016 to the

Statement of Additional Information dated March 1, 2016

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1.	The following paragraph replaces the fifth paragraph in the subsection titled “Investment Advisory and Other Services – Portfolio Managers” on page 5-4 of the Statement of Additional Information (the “SAI”):

Didier O. Rosenfeld, Director, heads International Core Equity Fund’s team. Assisting Mr. Rosenfeld is Frederick J. Ruvkun. Messrs. Rosenfeld and Ruvkun are jointly and primarily responsible for the day-to-day management of the Fund.

2.	The following rows replace the applicable rows of the corresponding table beginning on page 5-4 of the SAI in the subsection titled “Investment Advisory and Other Services – Portfolio Managers”:

Fund	Name	Other Accounts Managed (# and Total Net Assets+)
		Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
International Core Equity Fund	Didier O. Rosenfeld(1)	1 / $57.3	2 / $51.8	200 / $11.7(2)
	Frederick J. Ruvkun(1)	1 / $57.3	2 / $51.8	200 / $11.7(2)
+ Total net assets are in millions. (1) These amounts shown are as of January 31, 2016. (2) Does not include $29.6 million for which Lord Abbett provides investment models to managed account sponsors.

3.	The following rows replace the applicable rows of the corresponding table beginning on page 5-6 of the SAI in the subsection titled “Investment Advisory and Other Services – Holdings of Portfolio Managers”:

Dollar Range of Shares in the Funds
Fund	Name	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
International Core Equity Fund	Didier O. Rosenfeld(1)					X
	Frederick J. Ruvkun(2)				X
(1) This amount shown is as of March 14, 2016. (2) This amount shown is as of February 29, 2016.

Please retain this document for your future reference.